MULTIMEDIA GAMES™

SAFE HARBOR

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the company's current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations. The Company's ability to enter into any new jurisdiction is subject to regulatory approval and licensing requirements. Any dates included in this presentation should be considered target dates only, actual dates my vary materially from expectations.

Additional risks and uncertainties associated with the forward-looking statements are described in the company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. Multimedia Games assumes no obligation to publicly update or revise any forward-looking statements.

MULTIMEDIA GAMES™

AGENDA

- 2009 Headlines
- Product Strategy
- Product Showcase
- C3 Progress



2009 HEADLINES

- Significant improvements in:
  - Talent recruitment
  - Customer satisfaction
  - Cash management
- NY lottery contract renewed through 2017
- Core SG&A reduced first 3 quarters of '09 fiscal year
- Credit facility amended
- Litigation settled
- Commercialized key products:
  - Sport of Kings
  - TournEvent



PRODUCT STRATEGY

- **Focus on Products that <u>create demand</u>**
  - TournEvent:
    - Innovative, turn-key tournament system
  - Community gaming:
    - Increased levels of player interaction and customization
  - Video titles:
    - Unique bonus experiences



PRODUCT STRATEGY

- Execute concept testing for new features, themes, and functionality
  - Personalizing content creates an emotional connection:
    - Lily Tomlin, Slot Car Speedway
  - Focus on mass appeal
- Manage development for maximum deployment opportunities
  - Video: Content transfers to other jurisdictions



SPORT of KINGS

- Leverages networked gaming expertise
- Now installed in 5 locations in OK/CA
- Customers play against each other in a common bonus event
- Garnering favorable player reaction in all locations

SPORT OF KINGS



SLOT CAR SPEEDWAY

- 2nd community bonus game
- 8 distinct car personalities
- 3D race
- Strong concept testing scores
  - 76% tested feel connected to the game
  - 71% likely to play
  - 69% of Industry Panel participants "likely to place" on casino floor



SLOT CAR
SPEEDWAY

SLOT CAR SPEEDWAY


3 SCATTERED SYMBOLS ON REELS 1, 3 AND 5 TRIGGERS FREE SPIN BONUS!
NEXT RACE
PLACE YOUR BET
PLACE YOUR BET
PLACE YOUR BET
Hot-Rod
1ST
CURRENT BET
BUBBA TRUX
CURRENT BET
HELLEN WHEELS
CURRENT BET
GALAXY 3000
CURRENT BET
WOODY
CURRENT BET
CRAZY DAISY
CURRENT BET
HOT ROD
CURRENT BET
DIXIE DELUXE
CURRENT BET
DUST DEVIL
HELP PAYS
CREDITS
24265
25
SELECT LINES
5
BET PER LINE
75
ALL LINES WITH FEATURE ON
BET
200
PLAY
WIN
0
1¢

TOURNEVENT

- Transforms casino floor into live action slot theatre
- Automates manual tournament process
- Installed in OK and CA
  - Selected via bid process vs. two competitors
- Version 2.0
  - Branded and interactive player experience
  - Dynamic 52" plasma signs
  - On-screen leader board
  - Innovative use of web cam



TOURNEVENT OVERHEAD SIGNAGE


MULTIMEDIA GAMES
1
2
3
4
5
6
2 ft - 8 1/2 in
10 ft - 1 3/4 in
2 ft - 1 3/4 in
10 1/2 in
TOURN EVENT
SIDE VIEW
Scale: 3/8" - 1'
D/F FIXTURE W/ (4) 50"LCDS (7 DEGREE ANGLE)
(10) S/F INTER. ILLUM. MACHINE TOPPERS
Scale: 3/4" - 1'

TOURNEVENT CONTENT


1
10
9
10
1
10
9
1
10
9

TOURNEVENT WEB CAM

- Placed between speakers of MGAM cabinet
- Optimal visibility of winner for leader board broadcast
- New technology to be leveraged in other applications


WIN UP TO 256,000
AXIS
MULTIMEDIA GAMES

VIDEO

- 19 video titles produced in 2009
  - 25+ planned for 2010
- Focus on unique bonus features
- Invasion From Outer Space:
  - Clone of proven performer "Meltdown Core Reaction"
  - 71% "likely to play" score in on-line consumer test


INVASION
FROM
OUTERSPACE

INVASION FROM OUTER SPACE


RESPIN FOR YOUR LIFE! BONUS MAY STRIKE WITHOUT WARNING!!
PLEASE STAND BY
PLEASE STAND BY
BONUS!
Game Over
CHANGE
1¢
VOL
HELP PAYS
CREDITS
15820
INCREASE BET
BET
150
PLAY
WIN
0

iPHONE / iPOD TOUCH


SAFARI SUNRISE
MELTDOWN
CORE REACTION

- Launch for 2009 Holiday Season
- Debut at G2E
- Opens new distribution channel
- Demonstrates product innovation


RESPIN


WIN UP TO 25,000
CREDITS
35274
25575



C3 TARGET MARKETS



	Current Supply (1)	Future Supply ('09-'11) (2)	Total
Near-term Target Markets	227,800	16,493	244,293
Mid-term Target Markets	264,400	14,047	278,447
Long-term Target Markets	128,600	38,462	167,062
			689,802

(1) Approximate based on state gaming commissions and various market surveys
(2) Figures from 4/8/09 JP Morgan research report "Our Updated Slot Supply & Jurisdictional Outlook" and 8/26/09 Janney Montgomery research report "Equipment Industry Update; Roadmap Of Potential New Gaming Catalysts This Fall"

* New markets subject to licensing and regulatory approval


P L A Y

MULTIMEDIA GAMES™

BOOTH #1610